UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2017

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Office 1704, 4B Building, “Nurly Tau” BC, 17 Al Farabi Ave, Almaty, Kazakhstan
(Address of principal executive offices)

050059
(Zip Code)

(801) 355-2227
(Registrant’s telephone number, including area code)

BMB MUNAI, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

 Item 3.02 Unregistered Sale of Equity Securities

On June 29, 2017, Freedom Holding Corp. (f/k/a BMB Munai, Inc.) (the “Company”) closed the acquisition of LLC Investment Company Freedom Finance (“Freedom RU”) pursuant to a Share Exchange and Acquisition Agreement, dated November 23, 2015, between the Company and Timur Turlov (the “Acquisition Agreement”). Mr. Turlov is the Company’s CEO, Chairman of the Board and majority shareholder. Pursuant to the terms of the Acquisition Agreement, the Company agreed to issue to Mr. Turlov sufficient shares to increase his ownership interest in the Company’s common stock from 80.1% to 93% upon the closing of the acquisition of Freedom RU. At the closing on June 29, 2017, the Company had insufficient authorized but unissued shares of common stock to fulfill that obligation. As an accommodation to facilitate the closing, Mr. Turlov agreed to accept a partial issuance of shares at the closing, with a commitment from the Company to deliver him the remaining shares following a reverse split of the Company’s issued and outstanding common stock. As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2017, the reverse stock split was completed and became effective on September 6, 2017. On September 8, 2017, the Company issued 12,278,602 shares of restricted common stock to Mr. Turlov.

The common stock was issued to Mr. Turlov in reliance on the exemptions from registration provided in Section 4(a)(2) of the Securities Act for transactions not involving any public offering and Regulation S promulgated under the Securities Act for offers and sales made outside the United States without registration. Mr. Turlov represented that he was an “accredited investor” as defined in Rule 501(a) of Regulation D and acknowledged, in writing, that the securities must be acquired and held for investment. Mr. Turlov confirmed in writing that he is a non-U.S. person, as defined in Regulation S. All certificates evidencing the shares issued bear a restrictive legend. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: September 11, 2017	By:	/s/ Timur Turlov
Timur Turlov
Chief Executive Officer

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